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                            CHIEF OF STAFF AGREEMENT


          THIS AGREEMENT ("Agreement") is effective January 1, 1996, by and between ______________________ hereinafter referred to as "Physician" and Talbert Medical Management Corporation, hereinafter referred to as "TMMC".

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:


                                   ARTICLE I.
                           ENGAGEMENT - CHIEF OF STAFF

          TMMC engages Physician and Physician accepts the engagement of the position of Chief of Staff of Talbert Medical Group, Inc. ("TMG") on the terms and conditions set forth in this Agreement.

                                   ARTICLE II.
                                      TERM

          The initial term of this engagement shall commence on January 1, 1996, and shall continue until the earlier of January 1, 2001 or the date on which it is terminated in accordance with Article V.

                                  ARTICLE III.
                                  COMPENSATION

          TMMC will compensate Physician for the Chief of Staff duties set forth in this Agreement at the rate of ______________________________ per annum, payable semi-annually on the last business day of June and on the last business day of December.

                                   ARTICLE IV.
                                     DUTIES

          As the principal appointed official of the TMG staff, Physician shall:

          A. Interact with the TMMC administration to aid in coordinating the activities and concerns of the TMG administration and of the patient care services furnished by the TMG staff.


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          B.   Communicate and represent the opinions, policies, concerns, needs and grievances of the TMG staff to the Board of Directors of TMG ("Board") and the administration of TMMC.

          C. Consult with the TMMC Medical Director on matters of special concern to the TMG staff and maintain liaison with TMMC to assist in settling grievances and problems of the TMG staff.

          D. Provide such other advisory duties as are assigned to Physician by the Board or TMMC.

                                   ARTICLE V.
                            TERMINATION OF AGREEMENT

          This Agreement may be unilaterally terminated by either TMMC or Physician without cause upon ten (10) days written notice.

                                   ARTICLE VI.
                             MISCELLANEOUS COVENANTS

          A. This Agreement constitutes the entire Agreement between the parties and supersedes all prior agreements. No changes in the Agreement will be valid unless made in writing and signed by both parties.

          B. This Agreement shall be binding upon both parties and upon their respective executors, administrators, successors and assigns.

          C. This Agreement shall be governed by and construed in accordance with all applicable state ("State") and federal laws. "State" is defined to be the state in which Physician is practicing on behalf of TMG.

          D. The terms of this Agreement are confidential and shall not be disclosed except as necessary for the performance of this Agreement or as required by law.

          E. The waiver by either party of a failure to perform as set forth in this Agreement shall not act as a waiver of performance for a subsequent breach of the same or any other provision in this Agreement.

          F. If any provision of this Agreement is deemed to be invalid or unenforceable by a court of competent jurisdiction or in arbitration, the same shall be deemed severable from the remainder of this Agreement and shall not cause the invalidity or unenforceability of the remainder of the Agreement.


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          G.   This Agreement may not be assigned by Physician; it may be assigned by TMMC to a wholly owned subsidiary of TMMC without consent of Physician.


                                        TALBERT MEDICAL MANAGEMENT CORPORATION


                                        By:
                                           ------------------------------------

                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

                                        PHYSICIAN:



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                                        ______________________

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